SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2014

CANNABIS THERAPY CORP.
(Exact name of registrant as specified in its charter)

Nevada	005-87668	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gottbetter & Partners, LLP 488 Madison Ave., 12th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

_______________________________________________________
(Registrant’s telephone number, including area code)

Frac Water Systems, Inc.
1266 1st Street, Suite 4
Sarasota, FL 34236
(Former name and address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2014 Frac Water Systems, Inc., a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company merged with its wholly owned subsidiary, Cannabis Therapy Corp., a Nevada corporation with no material operations ("Merger Sub" and such merger transaction, the "Merger"). Upon the consummation of the Merger, the separate existence of Merger Sub ceased and shareholders of the Company became shareholders of the surviving company named Cannabis Therapy Corp.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the sole purpose of the Merger was to effect a change of the Company's name. Upon the filing of Articles of Merger (the "Articles of Merger") with the Secretary of State of Nevada on March 17, 2014 to effect the Merger, the Company's Articles of Incorporation were deemed amended to reflect the change in the Company's corporate name.

A copy of the Articles of Merger as filed with the Secretary of State of Nevada on March 17, 2014 is attached as Exhibit 2.1. A copy of the Merger Agreement dated March 14, 2014 is attached as Exhibit 2.2.

The Company's common stock will temporarily remain listed for quotation on OTC Markets and the OTC Bulletin Board under the current symbol “FWSI” until a new symbol is assigned by Financial Industry Regulatory Authority, Inc. (FINRA). The Company will publicly announce the new trading symbol when assigned by FINRA and the effective date of the symbol change.

The name change was made in connection with our entry with the business of manufacturing and marketing pharmaceutical level products containing phytocannabinoids, an abundant and pharmaceutically active component of cannabis, for the treatment of various conditions and diseases.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

See Item 1.01 above.

Item 8.01 Other Events.

On March 11, 2014 our board of directors authorized a 1.5 for 1 forward split of our common stock in the form of a stock dividend (the “Stock Split”). In connection therewith, Company shareholders of record as of the close of business on March 27, 2014, the record date, will receive an additional .5 shares of our common stock for each share of our common stock held by them on the record date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Description

2.1	Articles of Merger as filed with the Nevada Secretary of State on March 17, 2014

2.2	Agreement and Plan of Merger, dated March 14, 2014, by and between Frac Water Systems, Inc. and Cannabis Therapy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS THERAPY CORP.

Dated: March 19, 2014	By:	/s/ Soren Mogelsvang
	Name:	Soren Mogelsvang
	Title:	Chief Executive Officer